UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

001-05324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

000-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

001-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

001-06392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 7	–	Regulation FD

Item 7.01	–	Regulation FD Disclosure.

The recent decision by the Federal Energy Regulatory Commission (FERC) to arbitrarily reduce the return on equity (ROE) for New England transmission owners after more than a decade of uncertainty and inaction will have significant negative impacts for both transmission owners and customers across the region. Following this decision, which we believe is inconsistent with the statutory limitations imposed by the Federal Power Act (FPA), Eversource Energy (NYSE:ES) (the “Company”) is taking legal action to prevent the damaging financial repercussions that would occur from retroactive refunds, including filing a motion for stay of the order.

The Company, along with other New England transmission owners, is also evaluating a Section 205 filing with FERC, which is a formal request under the FPA to change rates. FERC used outdated, decade-old data to set the ROE, despite the fact that transmission owners are entitled to earn a just and reasonable rate of return based on current economic conditions.

New England urgently needs expanded transmission capacity and modernized infrastructure to support reliability and the integration of additional energy supply, which is essential to addressing energy affordability challenges in the region. This decision would have a devastating impact on those efforts by eroding investor confidence, raising the cost of capital required for vital infrastructure improvements, and risking cascading negative consequences for customers both now and in the decades ahead. Eversource’s ongoing infrastructure investments in the transmission system over the years have delivered significant benefits to customers, including eliminating significant congestion costs that have provided customers with billions of dollars in savings.

For more than a decade, FERC’s inaction has created regulatory uncertainty that makes it harder for transmission owners to attract capital and plan necessary long-term investment, putting regional reliability, affordability, and economic growth at risk. If FERC’s retroactive refund order beyond the 15-month statutory limit is upheld, it would signal that rates can be adjusted using decade old data, increasing regulatory risk, raising borrowing costs caused by the likelihood of credit downgrades, and making future transmission projects more expensive—costs ultimately borne by customers.

The change in the base ROE, and the related specific transmission incentive adders, is expected to lower Eversource's future after-tax earnings in the aggregate by approximately $70 million for 2026. Taking into account the impacts of the prospective change to the transmission ROE, inclusive of the increased incentive cap as well as the potential Aquarion sale, Eversource is adjusting its 2026 non-GAAP earnings guidance. The Company's revised 2026 non-GAAP guidance includes the impact of the elimination of Aquarion earnings should the sale close this year, which sale was recently approved by PURA. This revised 2026 non-GAAP earnings guidance includes a $15 million negative impact should the Aquarion transaction close, recognizing that approximately 70% of Aquarion's earnings occur in the second half of the year. The Company's revised 2026 non-GAAP earnings guidance is now expected to be in the range of $4.57 per share and $4.72 per share. The Company also expects that its cumulative long-term earnings per share growth rate would be within the range of 5 to 7 percent through 2030, using the adjusted 2026 non-GAAP earnings guidance mid-point of $4.65 per share as the base year. The Company expects annual earnings growth towards the upper half of its long-term guidance by 2028.

The information contained in this Item 7.01 shall not be deemed “filed” with the Securities and Exchange Commission, nor incorporated by reference in any registration statement filed by the Company or any subsidiary thereof under the Securities Act of 1933, as amended, unless specified otherwise.

Forward-Looking Statements

This document includes statements concerning Eversource Energy’s expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts, including leverage targets and earnings objectives and expectations about closing the transaction and the timing thereof. These statements are “forward-looking statements” within the meaning of U.S. federal securities laws. Generally, readers can identify these forward-looking statements through the use of words or phrases such as “estimate,” “expect,” “anticipate,” “intend,” “plan,” “project,” “believe,” “forecast,” “would,” “should,” “could” and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to cyber events or breaches, including acts of war or terrorism, affecting our systems or the systems of third parties on which we rely; unauthorized access to, and the misappropriation of, confidential and proprietary Company, customer, employee, financial or system operating information; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in laws, regulations, Presidential executive orders or regulatory policy, including compliance with laws and regulations, which may impact the cost of compliance and strategic initiatives of the Company; adverse publicity, which can harm our reputation, influence legislative and regulatory bodies, and result in unfavorable outcomes; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; the ability to qualify for investment tax credits; extreme weather, including severe storms, due to the impacts of climate change, and fluctuations in weather patterns; adequacy, contamination of, or disruption in, our water supplies; physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; ability or inability to commence and complete our major strategic development projects and opportunities; breakdown, failure of, or damage to operating equipment, information technology systems, or processes of our transmission and distribution systems; changes in levels or timing of capital expenditures, including unplanned expenditures and increased capital expenditure requirements; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; substandard performance of third-party suppliers and service providers, or counterparties not meeting their obligations; limits on our access to, or increases in, the cost of capital, including disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, tariffs and customer demand and payment ability; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy’s reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy’s website at www.eversource.com and on the SEC’s website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy’s actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Section 8	–	Other

Item 8.01		Other.

On March 19, 2026, the Federal Energy Regulatory Commission (“FERC”) issued an order establishing a base return on equity (“ROE”) of 9.57% for New England transmission owners and a maximum ROE for transmission incentives of 12.09%.

Eversource Energy (the “Company”), together with other New England transmission owners, is evaluating legal and regulatory responses to the order, including the filing of a request for rehearing and a motion for stay. The Company and other transmission owners are also evaluating a potential filing under Section 205 of the Federal Power Act to propose updated rates.

The FERC order also addresses the potential for refunds relating to prior periods. Should such refunds be upheld, such required refunds to transmission customers would be issued over an 18 to 24-month period in coordination with other New England transmission owners and ISO New England, and with FERC’s approval.

Section 9	–	Financial Statements and Exhibits

Item 9.01		Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

March 31, 2026	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer